                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          ULTRADATA Corporation
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                       [LOGO OF ULTRADATA APPEARS HERE]

                                                                    May 9, 1997

To Our Stockholders:

  You are cordially invited to attend the 1997 Annual Meeting of Stockholders of ULTRADATA Corporation (the "Company") to be held at the offices of the Company located at 5000 Franklin Drive, Pleasanton, California on Wednesday, May 21, 1997, at 2:00 p.m., local time.

  The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual Meeting and Proxy Statement.

  It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

  THE PROXY SHOULD BE RETURNED TO THE OFFICES OF THE COMPANY AT 5000 FRANKLIN DRIVE, PLEASANTON, CALIFORNIA 94588-3354, NOT LATER THAN 2:00 P.M. ON MONDAY, MAY 19, 1997, BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

  We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Philip D. Ranger
                                          ---------------------
                                          Philip D. Ranger
                                          Secretary

                       [LOGO OF ULTRADATA APPEARS HERE]

                             ULTRADATA CORPORATION

                              5000 FRANKLIN DRIVE
                       PLEASANTON, CALIFORNIA 94588-3354

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ULTRADATA Corporation (the "Company") will be held at the offices of the Company located at 5000 Franklin Drive, Pleasanton, California on Wednesday, May 21, 1997, at 2:00 p.m., for the following purposes:

    1. To elect five directors of the Company, each to serve until the next Annual Meeting of Stockholders or until his successor has been elected and qualified or until his earlier resignation or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

                     Nigel P. Gallop          Robert J. Majteles
                     John F. Carlson          Lawrence M. Howell
                     M. M. Stuckey

    2. To approve an amendment to the Company's 1994 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,000,000 to 1,300,000 shares.

    3. To approve an amendment to the Company's 1995 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 200,000 to 250,000 shares.

    4. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for 1997.

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on April 15, 1997 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Robert J. Majteles
                                          -----------------------------
                                          Robert J. Majteles
                                          President and Chief Executive
                                          Officer

Pleasanton, California
May 9, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                             ULTRADATA CORPORATION

                              5000 FRANKLIN DRIVE
                       PLEASANTON, CALIFORNIA 94588-3354

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                  May 9, 1997

  The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of ULTRADATA Corporation, a Delaware corporation (the "Company" or "ULTRADATA"), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company located at 5000 Franklin Drive, Pleasanton, California on Wednesday, May 21, 1997, at 2:00 p.m. (the "Meeting"). This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 9, 1997. An annual report for the year ended December 31, 1996 is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

  Only holders of record of the Company's Common Stock at the close of business on April 15, 1997 (the "Record Date") will be entitled to vote at the Meeting. A majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business at the Meeting. At the close of business on the Record Date, the Company had 7,575,291 shares of Common Stock outstanding and entitled to vote.

  Holders of the Company's Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively.

  In the event that a broker, bank, custodian, nominee or other record holder of the Company's Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

  Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of Proposals No. 2, 3 and 4 requires the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting that are voted "for" the proposal. Neither an abstention nor a broker non-vote will be counted as a vote "for" or "against" Proposal No. 2, 3 or 4. All votes will be tabulated by the inspector of elections appointed for the Meeting.

  The proxy accompanying this Proxy Statement is solicited on behalf of the Board for use at the Meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope. All executed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein; however, returned signed proxies that give no instructions as to how they should be voted on a particular proposal will be counted as votes "for" such proposal (or, in the case of the election of directors, as a vote "for" election to the Board of all the nominees presented by the Board).

  In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote.

  The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers and regular employees of the Company.

                            REVOCABILITY OF PROXIES

  Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it before the Meeting or at the Meeting before the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

  The Board currently consists of five directors. Five directors are to be elected at the Meeting. Each director will be elected to hold office until the next annual meeting of stockholders or until a successor is duly elected and qualified or until such director's earlier resignation or removal. Shares represented by the accompanying proxy will be voted for the election of each of the five nominees named below unless the proxy is marked in such a manner as to withhold authority so to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

NOMINEES

  The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

  NAME OF DIRECTOR       AGE        PRINCIPAL OCCUPATION        DIRECTOR SINCE
  ----------------       ---        --------------------        --------------
Robert J. Majteles......  32 President and Chief Executive           1996
                              Officer
Nigel P. Gallop.........  51 Chairman of the Board                   1981
John F. Carlson.........  58 Small Business Advisor                  1997
Lawrence M.
 Howell(1)(2)...........  51 Managing Partner of Howell              1995
                              Capital
M. M. Stuckey(1)(2).....  58 Chief Executive Officer and             1995
                              Chairman of the Board of Fourth
                              Shift Corporation

--------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

  Robert J. Majteles--Mr. Majteles is a director of the Company, served as President and Chief Operating Officer since October 1996, and has served as President and Chief Executive Officer since April 1997. From January 1992 to June 1996, Mr. Majteles served in various executive positions at CAMAX Systems Inc., a computer software firm, including President and Chief Executive Officer from June 1994 to June 1996. Mr. Majteles holds a Bachelor of Arts from Columbia College and a Juris Doctor from Stanford University.

  Nigel P. Gallop--Mr. Gallop, a co-founder of the Company, has been a director of the Company since its incorporation in May 1981 and has served as its Chairman since October 1989. Mr. Gallop served as President of the Company from October 1989 to October 1996, and served as Chief Executive Officer of the Company from October 1989 to April 1997.

  John F. Carlson--Mr. Carlson has been a director of the Company since 1997. Since June 1995, Mr. Carlson has been self-employed as an advisor to small businesses. From September 1991 to December 1992, Mr. Carlson served as President and Chief Operating Officer of Cray Research, Inc., a supercomputer manufacturer, and as its Chairman and Chief Executive Officer from January 1993 to May 1995. Mr. Carlson holds a Bachelor of Science from St. Mary's University of Minnesota.

  Lawrence M. Howell--Mr. Howell has been a director of the Company since December 1995. Since January 1996, Mr. Howell has been Managing Partner of Howell Capital, an investment banking advisory firm. From January 1993 to December 1995, Mr. Howell was employed by Morgan Stanley & Co. Incorporated, an investment banking firm, where he served most recently as Advisory Director. From May 1970 to December 1992, he was employed in the investment banking division of Goldman Sachs & Co., an investment banking firm. Mr. Howell holds a Bachelor of Business Administration from the University of Texas and a Master of Business Administration from Southern Methodist University.

  M. M. Stuckey--Mr. Stuckey has been a director of the Company since December 1995. Since October 1982, Mr. Stuckey has been Chief Executive Officer and Chairman of the Board of Fourth Shift Corporation, a supplier of client-server based software. Mr. Stuckey holds a Bachelor of Science in Math and Business from Southern Methodist University.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

  During 1996, the Board met 6 times, including telephone conference meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

  Standing committees of the Board include an Audit Committee and a Compensation Committee. During 1996, the Board did not have a nominating committee or a committee performing similar functions.

  The current members of the Audit Committee are Messrs. Howell and Stuckey. The Audit Committee was formed in September 1995 and met 4 times during 1996. The Audit Committee meets with the Company's independent auditors to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent auditors; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

  The current members of the Compensation Committee are Messrs. Howell and Stuckey. The Compensation Committee was formed in September 1995 and met 6 times during 1996. The Compensation Committee recommends compensation for officers and employees of the Company, grants options and stock awards under the Company's employee benefit plans and reviews and recommends adoption of and amendments to stock option and employee benefit plans.

DIRECTOR COMPENSATION

  The Company reimburses the members of its Board of Directors for reasonable expenses associated with their attendance at Board meetings. Non-employee directors are entitled to receive a quarterly retainer fee of $1,500, plus $1,000 per Board meeting and $500 per committee meeting. Members of the Board who are not employees, consultants or independent contractors of the Company, or any parent, subsidiary or affiliate of the Company, are eligible to participate in the Company's 1995 Directors Stock Option Plan. For a discussion of the provisions of the 1995 Directors Stock Option Plan, see "Summary of 1995 Directors Stock Option Plan." In 1996, the Company granted no options to directors under the 1995 Directors Stock Option Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                             NOMINATED DIRECTORS.

            PROPOSAL NO. 2--AMENDMENT OF 1994 EQUITY INCENTIVE PLAN

  Stockholders are being asked to approve an amendment to the Company's 1994 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 300,000 shares, from 1,000,000 shares to 1,300,000 shares.

  The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The grant of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant stock options for retention and motivation of such personnel is pervasive in the high technology industries. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet those goals and facilitate the Company's expansion of its employee base.

  The Board approved the proposed amendment in April 1997, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

INCENTIVE PLAN HISTORY

  The Incentive Plan was adopted by the Board in March 1994 and approved by the stockholders of the Company in July 1994. An amendment and restatement of the Incentive Plan was adopted by the Board in September 1995 to incorporate certain provisions related to public companies. Stockholders approved this amendment and restatement in September 1995. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

  From inception of the Incentive Plan in March 1994 to December 31, 1996, options to purchase an aggregate of 1,035,800 shares of the Company's Common Stock were granted under the Incentive Plan. Of these, options to purchase a total of 685,800 shares were granted to all employees as a group (including all current officers who are non-executive officers). The remaining options to purchase 350,000 shares were granted to executive officers of the Company.

SHARES SUBJECT TO THE INCENTIVE PLAN

  The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The Board reserved an aggregate of 1,300,000 shares of Common Stock for issuance under the Incentive Plan. Shares subject to an option granted pursuant to the Incentive Plan that expires or terminates for any reason without being exercised or shares subject to an award granted pursuant to the Incentive Plan that are forfeited or are repurchased by the Company at the original issue price or are subject to an award granted pursuant to the Incentive Plan that otherwise terminates without shares being issued, will again become available for grant and issuance pursuant to awards under the Incentive Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ELIGIBILITY

  Employees, officers, directors, consultants, and advisors of the Company (and of any subsidiaries and affiliates) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 100,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 250,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of December 31, 1996, approximately 300 persons were in the class of persons eligible to participate in the Incentive Plan, 103,298 shares had been issued upon exercise of options, 580,149 shares were subject to outstanding options and no shares had been issued pursuant to stock bonus awards. As of that date, 316,104 shares were available for future grant, after taking into account the proposed amendment to the Incentive Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $3.625 per share as of April 14, 1997, the last trading day before the Record Date.

ADMINISTRATION

  The Incentive Plan is administered by the Compensation Committee (the "Committee"), the members of which are appointed by the Board. The Committee currently consists of Lawrence M. Howell and M. M. Stuckey, both of whom are "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors", as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

  Subject to the terms of the Incentive Plan, the Committee determines the persons who are to receive awards, the number of shares subject to each such award, and the terms and conditions of such awards. The Committee also has the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

STOCK OPTIONS

  The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company. The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive
Plan) of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant, provided that the per share exercise price of any option granted to a 10% stockholder must be no less than 110% of the fair market value of a share of Common Stock at the time the option is granted. The Company has not granted options under the Incentive Plan at less than fair market value and does not intend to do so in the foreseeable future.

  The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock owned by the Participant for more than six months (or obtained by the Participant in the public market) and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by tender of property (7) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (8) by a "margin" commitment from the Participant and a NASD broker; or (9) by any combination of the foregoing.

RESTRICTED STOCK AWARDS

  The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The purchase price for such awards must be no less than 85% of the fair market value of the Company's Common Stock on the date of the award (and in the case of an award granted to a 10% stockholder, the purchase price shall be 100% of fair market value) and can be paid for in any of the forms of consideration listed in items (1) through (6) in "Stock Options" above, as are approved by the Committee at the time of grant. The Company has not granted any restricted stock awards under the Incentive Plan and does not intend to do so in the foreseeable future.

STOCK BONUS AWARDS

  The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan, under such terms, conditions and restrictions as the Committee may determine. The Company has not granted any stock bonus awards under the Incentive Plan and does not intend to do so in the foreseeable future.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

  In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume or substitute awards, such awards will expire upon the closing of such transaction at the time and upon the conditions as the Board determines.

AMENDMENT OF THE INCENTIVE PLAN

  The Board may at any time terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. However, the Board may not amend the Incentive Plan in any manner that requires stockholder approval pursuant to the Code or the regulations promulgated thereunder, or pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder.

TERM OF THE INCENTIVE PLAN

  Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire in March 2004, ten years from the date the Incentive Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

  THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

  Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise (unless the Participant is subject to the alternative minimum tax ("AMT")). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

  If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the Participant.

  Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price), and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

  Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and will be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

  Restricted Stock and Stock Bonus Awards. Restricted stock and stock bonus awards will generally be subject to tax at the time of receipt, unless there are restrictions that enable the Participant to defer tax. At the time the tax is incurred, the tax treatment will be similar to that discussed above for NQSOs.

  Omnibus Budget Reconciliation Act of 1993. The Omnibus Budget Reconciliation Act of 1993 provides that the maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 28%. For this purpose, in order to receive long-term capital gain treatment, the shares must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

  Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt of restricted stock or stock bonuses by a Participant to the extent that the Participant recognizes ordinary income. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares.

  ERISA. The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

                 THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT
                       OF THE 1994 EQUITY INCENTIVE PLAN

        PROPOSAL NO. 3--AMENDMENT OF 1995 EMPLOYEE STOCK PURCHASE PLAN

  Stockholders are being asked to approve an amendment to the Company's 1995 Employee Stock Purchase Plan (the "Stock Purchase Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 50,000 shares, from 200,000 shares to 250,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Stock Purchase Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Stock Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

  The Board approved the proposed amendment in April 1997, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Stock Purchase Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Stock Purchase Plan.

STOCK PURCHASE PLAN HISTORY

  The Board adopted the Stock Purchase Plan in September 1995 and it was approved by the stockholders of the Company in September 1995. The Stock Purchase Plan was amended in February 1996 to provide for a longer first Offering Period, to change the dates of subsequent offering periods, and make certain other administrative changes to the Purchase Plan, and such amendment was approved by the stockholders in February 1996. The purpose of the Stock Purchase Plan is to provide employees of the Company and its subsidiaries ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment. The Company intends that the Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Code.

SHARES SUBJECT TO THE STOCK PURCHASE PLAN

  The stock subject to issuance under the Stock Purchase Plan consists of shares of the Company's authorized but unissued Common Stock. An aggregate of 250,000 shares of Common Stock has been reserved by the Board for issuance under the Stock Purchase Plan. This number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

ADMINISTRATION

  The Stock Purchase Plan is administered by the Committee. The interpretation or construction by the Committee of any provisions of the Stock Purchase Plan will be final and binding on all Participating Employees.

ELIGIBILITY

  All employees of the Company, or any subsidiary, are eligible to participate in an Offering Period (as defined below) under the Stock Purchase Plan, except the following:

    (a) employees who are not employed by the Company on the fifteenth day of the month before the beginning of such Offering Period;

    (b) employees who are customarily employed for less than 20 hours per week;

    (c) employees who are customarily employed for less than five months in a calendar year; and

    (d) employees who own stock or hold options to purchase stock or who, as a result of participation in the Stock Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

  As of December 31, 1996, approximately 300 persons were eligible to participate in the Stock Purchase Plan. As of December 31, 1996, 30,566 shares had been issued pursuant to the Stock Purchase Plan. As of that date, 169,434 shares were available for future issuance under the Stock Purchase Plan. As of April 14, 1997 (the last trading day prior to the Record Date), the closing price of the Company's Common Stock on the Nasdaq National Market was $3.625 per share.

  Participating Employees participate in the Stock Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, bonuses and draws against commissions, before any deductions from the Participating Employee's salary pursuant to Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Stock Purchase Plan at a rate which, when aggregated with such employee's rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year.

OFFERING PERIODS

  Each offering of Common Stock under the Stock Purchase Plan is for a period of 6 months (the "Offering Period"). Offering Periods are planned to commence on February 1 and August 1 of each year and end on July 31 and January 31 of each year, respectively; provided, however, that the initial Offering Period commenced on February 16, 1996 and will expire on July 31, 1996. The Board has the power to change the duration of Offering Periods without stockholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period to be affected. The first business day of each Offering Period is the "Offering Date" for such Offering Period and the last business day of each Offering Period is the "Purchase Date" for such Offering Period.

  Participating Employees will participate in the Stock Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Stock Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Stock Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. No more than one change may be made during a single Offering Period.

PURCHASE PRICE

  The purchase price of shares that may be acquired in any Purchase Period under the Stock Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company's Common Stock is deemed to be the closing price of the Company's Common Stock on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal, except that the fair market value of a share of the Company's Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company's Common Stock were offered for sale to the public in the Company's initial public offering of shares of its Common Stock pursuant to a registration statement filed with the SEC under the Securities Act.

PURCHASE OF STOCK UNDER THE STOCK PURCHASE PLAN

  The number of whole shares a Participating Employee will be able to purchase in any Offering Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Offering Period pursuant to the Stock Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Offering Period.

WITHDRAWAL

  A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 15 days before the related Purchase Date. If the withdrawal occurs less than 15 days before such Purchase Date, payroll deductions will continue for the remainder of that Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period at least 15 days before the Offering Date.

AMENDMENT OF THE STOCK PURCHASE PLAN

  The Board may at any time amend, terminate or extend the term of the Stock Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Stock Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without stockholder approval if such amendment would: (a) increase the number of shares that may be issued under the Stock Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Stock Purchase Plan; or (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

TERM OF THE STOCK PURCHASE PLAN

  The Stock Purchase Plan will continue until the earlier to occur of: (i) termination of the Stock Purchase Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the Stock Purchase Plan; or (iii) February 2005, ten years after the date the Stock Purchase Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

  THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE STOCK PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

  The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

  Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Stock Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

  If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the sale price and the purchase price.

  If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case, a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

  Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Stock Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Stock Purchase Plan.

  ERISA. The Stock Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

   THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1995 EMPLOYEE STOCK
                                 PURCHASE PLAN

       PROPOSAL NO. 4--RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Company has selected KPMG Peat Marwick LLP as its independent auditors to perform the audit of the Company's financial statements for the year ending December 31, 1997, and the stockholders are being asked to ratify such selection. KPMG Peat Marwick LLP has been the Company's independent auditor since the inception of the Company. Representatives of KPMG Peat Marwick LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION
                           OF KPMG PEAT MARWICK LLP

                  SUMMARY OF 1995 DIRECTORS STOCK OPTION PLAN

  Below is a summary of the principal provisions of the Company's 1995 Directors Stock Option Plan. There is no need to vote for stockholder approval of this plan at the Meeting, and stockholder approval is not being sought. This summary is provided to inform the stockholders of the Company of terms and conditions of such plan and is qualified in its entirety by reference to the full text of such plan.

DIRECTORS PLAN HISTORY

  The Company's 1995 Directors Stock Option Plan (the "Directors Plan") was adopted by the Board in September 1995 and approved by the stockholders of the Company in September 1995. The purpose of the Directors Plan is to enhance the Company's ability through the use of equity incentives to attract and retain highly qualified outside directors.

STOCK SUBJECT TO OPTIONS

  The stock subject to options under the Directors Plan consists of shares of the Company's authorized but unissued Common Stock. The aggregate number of shares that may be issued pursuant to the Directors Plan is 150,000 shares of Common Stock, subject to proportional adjustment to reflect stock splits, stock dividends and other similar events. In the event that any outstanding option under the Directors Plan expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such option may again be available for the grant of options under the Directors Plan.

ADMINISTRATION

  The Directors Plan is administered by the Board. The interpretation by the Board of any of the provisions of the Directors Plan or any option granted under the Directors Plan will be final and conclusive.

ELIGIBILITY

  Under the Directors Plan, the Company automatically grants options to each director of the Company who is not an employee of the Company (or of any parent, subsidiary or affiliate of the Company) (the "Outside Directors") in accordance with the formula specified in the next paragraph. As of December 31, 1996, two persons were in the class of persons eligible to receive options pursuant to the Directors Plan, no shares had been issued upon exercise of options and the Company's current non-employee directors, as a group, had been granted options to purchase an aggregate of 40,000 shares under the Directors Plan. As of April 14, 1997 (the last trading day prior to the Record Date), the closing price of the Company's Common Stock on the Nasdaq National Market was $3.625 per share.

FORMULA FOR OPTION GRANTS

  Each Outside Director who first becomes a member of the Board on or after the effective date of the Directors Plan, will automatically be granted an option to purchase 20,000 shares of Common Stock on the date the Outside Director first becomes a member of the Board (an "Initial Grant"). At each annual meeting of stockholders following the effective date of the Directors Plan, each outside Director who has served continuously as a member of the Board for at least one year will automatically be granted an option for 5,000 shares (a "Succeeding Grant").

TERMS OF OPTION GRANTS

  Options granted pursuant to the Directors Plan are intended to be NQSOs. Each Initial Grant and Succeeding Grant will have a term of ten years and be exercisable as they vest. The shares vest at the rate of 25% of the shares subject to such option upon each of the first 4 successive anniversaries of such Initial Grant or Succeeding Grant, so long as the Outside Director continuously remains a director of the Company. The option exercise price will be the "fair market value" (as defined in the Directors Plan) of the Common Stock of the Company as of the date of the grant of the option. The option exercise price will be payable in cash (by check) and in a number of other forms of consideration, including fully paid shares of Common Stock owned by the Outside Director for more than six months, by waiver of compensation due or accrued to the Outside Director for services rendered, through a "same day sale," through a "margin commitment," or through any combination of the foregoing.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

  In the event of a merger or consolidation in which the Company is not the surviving corporation, the dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the vesting of all options grant pursuant to the Directors Plan will accelerate and the options will become exercisable in full prior to the consummation of such corporate transaction at such times and on such conditions as the Committee determines. Such options, if not exercised prior to the consummation of the corporate transaction, shall terminate in accordance with the provisions of the Directors Plan.

AMENDMENT OF THE DIRECTORS PLAN

  The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to options, may terminate or amend the Directors Plan; provided, however, that the Committee may not, without shareholder approval, increase the total number of shares of Common Stock available for issuance under the Directors Plan or change the class of persons eligible to receive options; and provided further that amendments may not be made to the formula for and terms of option grants more than once in any six-month period, other than to comport with changes in the Code, ERISA or the rules thereunder. In any case, no amendment of the Directors Plan may adversely affect any then outstanding options or any unexercised portions thereof without the written consent of the Outside Director.

TERM OF THE DIRECTORS PLAN

  Unless terminated earlier as provided in the Directors Plan, options may be granted pursuant to the Directors Plan from time to time up until September 2005, ten years after the date the Directors Plan was adopted by the Board.

FEDERAL INCOME TAX INFORMATION

  For the federal tax implications to the Outside Directors and the Company for options granted under the Directors Plan, please refer to the discussion of the tax implications of NQSOs in "Proposal No. 2--Amendment of 1994 Equity Incentive Plan--Federal Income Tax Information" above.

ERISA

  The Directors Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

                               NEW PLAN BENEFITS

  The amounts of future option grants under the Incentive Plan are not determinable because, under the terms of the Incentive Plan, such grants are made in the discretion of the Committee. Future option exercise prices are not determinable because they are based upon fair market value of the Company's Common Stock on the date of grant. Similarly, the amounts of future stock purchases under the Stock Purchase Plan are not determinable because, under the terms of the Stock Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company's Common Stock.

  Only non-employee directors of the Company are eligible to participate in the Directors Plan. The grant of options under the Directors Plan is not discretionary. Under the Directors Plan, each outside director who has served continuously for at least one year will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock on the date of the Meeting. Any outside director who first joins the Board during 1997 will automatically be granted an option to purchase 20,000 shares of the Company's Common Stock on the date of his or her first appointment to the Board. The exercise prices of these options are not determinable because they are equal to fair market value of the Company's Common Stock on the date of grant.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information, as of April 15, 1997, with respect to the beneficial ownership of the Company's Common Stock by: (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group.

 NAME AND ADDRESS OF BENEFICIAL    AMOUNT AND NATURE OF   PERCENT OF OUTSTANDING
              OWNER               BENEFICIAL OWNERSHIP(1)    COMMON STOCK(1)
 ------------------------------   ----------------------- ----------------------
 Nigel P. Gallop(2).............         1,729,000                 21.5%
  c/o ULTRADATA Corporation
  5000 Franklin Drive
  Pleasanton, California 94588-
  3544
 Andrew J. Phelan...............         1,279,000                 16.9%
  c/o Ultradata Australia
  25 Richardson Street
  West Perth 6005
  Australia
 Brian N. Dean..................         1,178,742                 15.6%
  1919 Malvern Road
  East Malvern Victoria
  Australia 3145
 Malcolm R. McKellar............         1,055,000                 13.9%
  25 Endeavor Street
  Port Douglas 4871
  Australia
 John F. Carlson................                --                   --%
 Lawrence M. Howell(3)..........            21,300                    *
 M. M. Stuckey(4)...............             7,500                    *
 Robert J. Majteles.............                --                   --%
 Philip Ranger(5)...............             1,499                    *
 Ronald Marguglio...............                --                   --%
 James R. Graham, II(6).........            66,665                    *
 Mary K. Pecka..................                --                   --%
 All executive officers and
  directors as a group
  (9 persons)(7)................         1,825,964                 22.5%

--------
 * Less than 1%
(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of April 15, 1997 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2) Includes 450,000 shares of Common Stock subject to options exercisable within 60 days of April 15, 1997. Mr. Gallop is a director of the Company.
(3) Includes 11,400 shares held by the Howell Revocable Trust and 4,900 shares held by the Howell Children's Trust. Also includes 5,000 shares of Common Stock subject to options exercisable within 60 days of April 15, 1997. Mr. Howell is a director of the Company.
(4) Includes 5,000 shares of Common Stock subject to options exercisable within 60 days of April 15, 1997. Mr. Stuckey is a director of the Company.
(5) Includes 1,499 shares of Common Stock subject to options exercisable within 60 days of April 15, 1997. Mr. Ranger is Chief Financial Officer of the Company.
(6) Includes 66,665 shares of Common Stock subject to options exercisable within 60 days of April 15, 1997. Mr. Graham is a former President and Chief Operating Officer of the Company.
(7) Includes 528,164 shares of Common Stock subject to options exercisable within 60 days of April 15, 1997, including the options described in footnotes (2) through (6).

                              EXECUTIVE OFFICERS

NAME OF EXECUTIVE
OFFICER                  AGE TITLE                                 OFFICER SINCE
-----------------        --- -----                                 -------------
Robert J. Majteles......  32 President and Chief Executive Officer     1996
Philip D. Ranger........  40 Chief Financial Officer                   1996
David J. Robbins........  38 Vice President, Customer Service          1995
Ronald A. Marguglio.....  54 Vice President, Sales and Marketing       1996
Cindy L. Stinnette......  39 Vice President, Product Development       1997

  Robert J. Majteles--Mr. Majteles is a director of the Company, served as President and Chief Operating Officer since October 1996, and has served as President and Chief Executive Officer since April 1997. From January 1992 to June 1996, Mr. Majteles served in various executive positions at CAMAX Systems, Inc., a computer software firm, including President and Chief Executive Officer from June 1994 to June 1996. Mr. Majteles holds a Bachelor of Arts from Columbia College and a Juris Doctor from Stanford University.

  Philip D. Ranger--Mr. Ranger has served as Chief Financial Officer since December 1996. From December 1995 to December 1996, Mr. Ranger served as the Company's Director, Financial Planning. From October 1989 to June 1994, Mr. Ranger served in various managerial positions at Triad Systems Corporation. Mr. Ranger holds a Bachelor of Arts from the University of Texas.

  David J. Robbins--Mr. Robbins has served as Vice President, Customer Services since November 1995. From January 1992 to November 1995, Mr. Robbins served as Director, Product Development at Automated Data Processing, Inc. From March 1986 to January 1992, he served as branch manager of Progressive Corporation. Mr. Robbins holds a Bachelor of Arts from Westminister College and a Master of Arts from the University of Phoenix.

  Ronald A. Marguglio--Mr. Marguglio has served as Vice President, Sales & Marketing since September 1996. Mr. Marguglio served as Vice President and Director of Marketing at Diebold Inc. from June 1993 to August 1996, and as its Vice President, Western Division from February 1986 to May 1993. Mr. Marguglio holds a Bachelor of Science from Charleston University.

  Cindy L. Stinnette--Ms. Stinnette has served as Vice President, Product Development since February 1997. Ms. Stinnette served as the Company's Product Definition Specialist from July 1987 to August 1992, as Manager, Product Development from August 1992 to January 1997, and as Director, Product Development from January 1997 to February 1997.

                            EXECUTIVE COMPENSATION

  The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of 1995 and 1996 to the Company's Chief Executive Officer, the Company's four other most highly compensated executive officers who were serving as executive officers at the end of 1996, and two highly compensated executive officers who were not serving as executive officers at the end of 1996 (together, the "Named Executive Officers"). This information includes the dollar values of base salaries, bonus awards, the number of shares subject to stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant stock appreciation rights and has no long-term compensation benefits other than the stock options.

                          SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                                                         COMPENSATION
                                        ANNUAL COMPENSATION                 AWARDS
                                  -------------------------------------- ------------
                                                                          SECURITIES
   NAME AND PRINCIPAL    FISCAL                           OTHER ANNUAL    UNDERLYING
        POSITION          YEAR     SALARY      BONUS     COMPENSATION(1)   OPTIONS
   ------------------    ------   --------    -------    --------------- ------------
Nigel P. Gallop.........  1996    $338,381    $   --         $   --         35,000
 Chief Executive Officer  1995    $530,286        --             --        600,000
Robert J. Majteles......  1996    $ 51,250(2) $   --         $14,288(3)    600,000
 President and Chief
 Operating Officer
Philip D. Ranger........  1996    $113,333    $   --         $   --          4,000
 Chief Financial Officer  1995(4) $  7,153        --             --            --
David J. Robbins........  1996    $110,000    $   --         $   --         20,000
 Vice President,          1995(6) $  9,871        --             --            --
 Customer Services
James R. Graham, II.....  1996    $251,515        --         $40,565(7)     50,000
 Former President and     1995    $210,484        --         $ 8,198           --
 Chief Operating Officer
Whitelaw Wright III.....  1996    $191,050    $27,000(5)     $   --         20,000
 Former Executive Vice    1995    $153,713        --         $ 6,260           --
 President,
 Product Development
Mary K. Pecka...........  1996    $164,931    $   --         $16,584(7)        --
 Former Executive Vice    1995    $153,713        --         $ 6,687           --
 President, Training and
 Installation

--------
(1) Unless otherwise noted, consists of contributions made by the Company to each Named Executive Officer's 401(k) plan account in 1995. These contributions are subject to a vesting schedule that provides for vesting of 20% of the contributions for each year of service with the Company.
(2) Mr. Majteles commenced employment with the Company in October 1996. Mr. Majteles was appointed Chief Executive Officer in April 1997.
(3) Represents payment to Mr. Majteles for relocation expenses.
(4) Mr. Ranger was employed by the Company as its Director of Finance in December 1995.
(5) The Company paid Mr. Wright a discretionary $27,000 bonus reflecting performance in 1995 and determined in 1996.
(6) Mr. Robbins commenced employment as Vice-President, Customer Services in December 1995.
(7) Represents accrued vacation paid upon termination of employment.

  The following table sets forth further information regarding option grants during 1996 to each of the Named Executive Officers. Except with respect to the option granted to Mr. Majteles, all options were granted pursuant to the Company's 1994 Equity Incentive Plan. In accordance with the rules of the Securities and Exchange

Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                             OPTION GRANTS IN 1996

                                                                                 POTENTIAL REALIZABLE
                         NUMBER OF  PERCENTAGE OF                               VALUE AT ASSUMED ANNUAL
                         SECURITIES TOTAL OPTIONS                                RATES OF STOCK PRICE
                         UNDERLYING  GRANTED TO                             APPRECIATION FOR OPTION TERM(2)
                          OPTIONS   EMPLOYEES IN  EXERCISE PRICE EXPIRATION --------------------------------
  NAME                   GRANTED(1)     1996        PER SHARE       DATE          5%              10%
  ----                   ---------- ------------- -------------- ----------       --        ----------------
Nigel P. Gallop.........   35,000        3.8%         $6.625       8/23/06  $    145,824.94 $    369,548.46
Robert J. Majteles......  600,000       65.3%         $ 3.50      10/17/06  $  1,320,676.66 $  3,346,854.00
Philip Ranger...........    4,000        0.4%         $ 7.25        2/8/06  $     18,237.94 $    462,184.60
Whitelaw Wright III.....   20,000        2.2%         $ 7.25        2/8/06  $     91,189.72 $    231,092.30
David J. Robbins........   20,000        2.2%         $ 7.25        2/8/06  $     91,189.72 $    231,092.30
James R. Graham, II.....   50,000        5.4%         $6.625       6/29/97  $    208,321.34 $    527,926.38
Mary K. Pecka...........      --         --              --            --               --              --

--------
(1) The options shown in the table were granted at fair market value, are (with the exception of the nonqualified option grant to Mr. Majteles) incentive stock options and will expire ten years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and thereafter 2.083% of the shares vesting for each full month that the optionee renders services to the Company.
(2) The 5% and 10% assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

  The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during 1996, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $4.125 per share, which was the closing price of the Company's Common Stock as reported on the Nasdaq National Market on December 31, 1996, the last day of trading for 1996.

            AGGREGATED OPTION EXERCISES IN 1996 AND YEAR-END VALUES

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                  OPTIONS AT FISCAL YEAR-   IN-THE-MONEY OPTIONS AT
                           SHARES                         END(1)              FISCAL YEAR-END(2)
                         ACQUIRED ON    VALUE    ------------------------- -------------------------
  NAME                   EXERCISE(1) REALIZED(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
  ----                   ----------- ----------- ----------- ------------- ----------- -------------
Nigel P. Gallop.........      --           --      485,000      150,000        --             --
Robert J. Majteles......      --           --          --       600,000        --        $375,000
Philip Ranger...........      --           --          --         4,000        --             --
Whitelaw Wright III.....      --           --       37,500       32,500        --             --
David Robbins...........      --           --          --        20,000        --             --
James R. Graham, II.....      --           --          --           --         --             --
Mary K. Pecka...........   50,000      $30,625         --           --         --             --

--------
(1) "Value Realized" represents the fair market value of the shares of Common Stock underlying the option on the date of exercise less the aggregate exercise price of the option.
(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Common Stock on December 31, 1996, the last day of trading for 1996.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The Compensation Committee consists of Messrs. Howell and Stuckey. For a description of transactions between the Company and members of the Compensation Committee and entities affiliated with such members, see the discussion under "Certain Relationships and Related Transactions" below.

                             EMPLOYMENT AGREEMENTS

  The Company is a party to an employment agreement dated as of January 1, 1992 with Nigel P. Gallop (the "Former Employment Agreement") pursuant to which he served as President and Chief Executive Officer of the Company. Under the Former Employment Agreement, Mr. Gallop's base salary was initially set at $443,000 per year, which was increased annually to adjust for inflation. In addition, Mr. Gallop was entitled to receive an incentive bonus equal to 30% of the amount by which royalties paid to the Company's stockholders and the Company's profits exceeded 12% of the Company's gross revenues. Mr. Gallop was also entitled to certain medical and disability benefits, reimbursement of various expenses, including expenses associated with his relocation from Australia to the United States, the use of an automobile and certain other benefits. The Former Employment Agreement expired on December 31, 1996 and provided for the continued payment of Mr. Gallop's base salary, benefits and reimbursement of expenses through December 31, 1996 in the event that he was terminated other than for cause. In July 1995, the Company approved a new Employment Agreement with Mr. Gallop (the "Current Employment Agreement") pursuant to which he was to continue to serve as the Company's President and Chief Executive Officer. The Current Employment Agreement superseded the Former Employment Agreement effective March 1, 1996. Under the current Employment Agreement, he received a base salary at the rate of $300,000 per year from March 1, 1996 through December 31, 1996, which was to be increased annually to account for inflation, and he was entitled to benefits similar to those under the Former Employment Agreement. The Current Employment Agreement will expire on December 31, 1998, unless terminated earlier in accordance with its provisions. If Mr. Gallop's employment is terminated by the Company other than for cause, the Current Employment Agreement provides that he will receive as severance his base salary, benefits and reimbursement of expenses through December 31, 1998. In October 1996 and April 1997, Mr. Gallop ceased being President and Chief Executive Officer, respectively, although he continues to be Chairman of the Company. The Company currently is negotiating a severance package with Mr. Gallop.

  The Company also is a party to an employment agreement effective as of October 17, 1996 with Robert J. Majteles pursuant to which he served as the Company's President and Chief Operating Officer, which provides for Mr. Majteles to receive an annual salary of $250,000. Mr. Majteles also is entitled to certain medical and disability benefits and reimbursement of expenses associated with his relocation to California. Mr. Majteles is eligible to receive a bonus of up to 30% of his base salary annually according to a bonus plan approved by the Compensation Committee. The Company also granted to Mr. Majteles nonqualified options outside of the Incentive Plan to purchase 600,000 shares of common stock at $3.50 per share. These options vest over four years, with 25% of the shares becoming exerciseable on October 17, 1997 and the remaining shares vesting in equal increments monthly throughout the remainder of the period. In addition, such options automatically accelerate immediately prior to the closing of (a) a merger or acquisition in which the Company is not the surviving entity (with certain exceptions); (b) a sale, transfer or other disposition of all or substantially all of the assets of the Company; (c) or any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred. In addition, beginning January 1, 1998 and annually throughout employment, Mr. Majteles is entitled to receive an ongoing option grant, subject to board approval. The number of shares subject to such option grant will be equal to $150,000 divided by the fair market value per share on the date of grant and will be granted at fair market value. In addition, beginning January 1, 1998 and annually throughout employment, Mr. Majteles is entitled to receive an ongoing option grant, subject to board approval. The number of shares subject to such option grant will be equal to $150,000 divided by the fair market value per share on the date of grant and will be granted at fair market value. If Mr. Majteles is terminated by the Company other than for cause, the Company will provide Mr. Majteles with a severance payment equivalent to Mr. Majteles' then-current base salary plus 30% of such base salary. Mr. Majteles was appointed Chief Executive Officer of the Company in April 1997.

                       REPORT ON EXECUTIVE COMPENSATION

  Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). Prior to the Company's initial public offering in February 1996, the Board participated in compensation decisions and granted stock options. The Committee is composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the Securities Exchange Commission ("SEC").

GENERAL COMPENSATION POLICY

  The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. During 1996, the Committee reviewed base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the Company. During 1997, the Committee reviewed base salary levels and target bonuses for the CEO and President and Chief Operating Officer of the Company and general base salary levels and target bonuses for the other executive officer. The Committee administers the Company's incentive and equity plans, including the Incentive Plan and the Stock Purchase Plan.

  The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to its executive management, relates a portion of each individual's total compensation to the Company-wide revenues and earnings objectives. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance, as determined by the Committee in its discretion. Long-term equity incentives for executive officers are effected through the granting of stock options under the Incentive Plan. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the options to vest.

  The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent, and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempted to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition, the Company's executive officers, other than those holding more than 10% of the Company's Common Stock (which in 1996 included the CEO), are each entitled to participate in the Stock Purchase Plan.

  In preparing the performance graph for this Proxy Statement, the Company used the Standard & Poor's Technology (Computer Software & Services)-550 index ("S&P Software Sector Index") as its published line of business index. The compensation practices of most of the companies in the S&P Software Sector Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

1996 EXECUTIVE COMPENSATION

  Base Compensation. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level effective January 1, 1996 for each executive officer, including the CEO. The compensation of the Company's President and Chief Operating Officer was determined by the Committee in October 1996 in connection with his appointment. The Company considered the factors described above as well as the Company strategic management needs at the time.

  Incentive Compensation. Cash bonuses are awarded only if the Company met predetermined corporate objectives set annually by the Committee. Objectives are set annually in accordance with the Company's strategic plan. Bonuses are awarded quarterly based solely on the financial performance of the Company as measured by quarterly revenues and quarterly earnings per share. The target amount of bonus and the actual amount of bonus are determined by the Committee, in its discretion in accordance with the plan established by the Committee. As the Company did not meet its performance goals in 1996, no cash bonuses were paid for 1996 to any of the Company's executive officers, including the CEO.

  Stock Options. Stock options are an essential element of the Company's executive compensation package. The Committee believes that equity-based compensation in the form of stock options links the interests of management and stockholders by focusing employees and management on increasing stockholder value. The actual value of such equity-based compensation depends entirely on appreciation of the Company's stock. Nearly all of the Company's full-time employees participate in the Incentive Plan.

  Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group.

  In February 1996, the Company granted options to two new executive officers. In August 1996, stock options were granted to three of the Company's executive officers, including the CEO, based on a review of comparable company statistics. The Committee considered the foregoing factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested. In October 1996, the Company granted a nonqualified stock option to purchase 600,000 shares of the Company's Common Stock with an exercise price equal to then-current fair market value to the Company's new President and Chief Operating Officer in connection with his appointment. In the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of grant.

  Compliance with Section 162(m) of the Internal Revenue Code of 1986. The Company intends generally to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986. The Incentive Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1996 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m). The option granted to the Company's President and Chief Operating Officer in October 1996 was granted outside of the Incentive Plan and therefore did not fall within the requirements of Section 162(m). The Committee expects future option grants to be in compliance with Section 162(m).

                                          COMPENSATION COMMITTEE
                                          M. M. Stuckey, Chairman
                                          Larry Howell

                        COMPANY STOCK PRICE PERFORMANCE

  The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

  The graph below compares the cumulative total stockholder return on the Common Stock of the Company on February 16, 1996 (the effective date of the Company's registration statement with respect to the Company's initial public offering) to December 31, 1996 with the cumulative total return on the Standard & Poor's Index and the S&P Software Sector Index over the same period (assuming the investment of $100 in the Common Stock of Company and in each of the other indices on the date of the Company's initial public offering, and reinvestment of all dividends).

  The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of the Company's Common Stock.


                          TOTAL SHAREHOLDER RETURN

                        PERFORMANCE GRAPH APPEARS HERE


                                        Base                  Base
                                       Period                Period
Company / Index                       16 Feb 96             31 Dec 96
----------------------------------------------------------------------------
ULTRADATA CORP                          100                    41.25
S&P 500 INDEX                           100                   114.49
S&P SOFTWARE SECTOR INDEX               100                   132.40

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  From January 1, 1996 to the present, there are no currently proposed transactions in which the amount involved exceeds $60,000 to which the Company or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of the Company's Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a direct or indirect material interest, except for: (i) payments set forth under "Executive Compensation" above; (ii) indemnification agreements entered into by the Company with each of its directors and executive officers that provide the maximum indemnity available to directors and executive officers under Section 145 of the Delaware General Corporation Law and the Company's Bylaws, as well as certain additional procedural protections; and (iii) a loan in the amount of $110,000 from the Company to Nigel P. Gallop, which loan was repaid by Mr. Gallop. Such indemnity agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified, and require the Company to indemnify such individuals to the fullest extent permitted by law.

                             STOCKHOLDER PROPOSALS

  Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 1, 1997 in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during 1996, except that the Form 4, reporting a purchase of securities for Lawrence M. Howell and M. M. Stuckey, each of whom is a director of the Company, were filed late. In addition, the Form 4, reporting an option exercise and a sale of securities, for James R. Graham, II, a former President and Chief Operating Officer of the Company, and the Form 4, reporting a sale of securities for Brian N. Dean, beneficial owner of more than 10% of the Company's Common Stock, of the Company, were filed late.

                                OTHER BUSINESS

  The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Dated: April 29, 1997

                                          By Order of the Board of Directors

                                          /s/ Philip D. Ranger
                                          ---------------------
                                          Philip D. Ranger
                                          Secretary

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                             ULTRADATA CORPORATION

                           1994 EQUITY INCENTIVE PLAN

                           As Adopted March 23, 1994
   As Amended and Restated as of September 14, 1995 and as of _________, 1997


         1. PURPOSE. The purpose of the Plan, as amended herein (the "AMENDMENT AND RESTATEMENT"), is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2.   SHARES SUBJECT TO THE PLAN.

          2.1      Number of Shares Available.  Subject to Sections 2.2 and 18,
                   --------------------------
the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 1,300,000 Shares. Subject to Sections 2.2 and 18, Shares that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;
(b) are subject to an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; or (c) are subject to an Award that otherwise terminates without Shares being issued; will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

          2.2      Adjustment of Shares.  In the event that the number of
                   --------------------
outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws;

provided, however, that fractions of a Share shall not be issued but shall
--------  -------
either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or shall be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided such
                                                               --------
consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person shall be eligible to receive more than 100,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company (including new employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate of the Company) who are eligible to receive up to a maximum of 250,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under the Plan.

         4.   ADMINISTRATION.

          4.1      Committee Authority.  The Plan shall be administered by the
                   -------------------
Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

         (a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

         (b) prescribe, amend and rescind rules and regulations relating to the Plan;

         (c)  select persons to receive Awards;

         (d)  determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

         (g)  grant waivers of Plan or Award conditions;

         (h)  determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

         (j)  determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of the Plan.

          4.2      Committee Discretion.  Any determination made by the
                   --------------------
Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

          4.3      Exchange Act Requirements.  If two (2) or more members of the
                   -------------------------
Board are Outside Directors, the Committee will be comprised of at least two (2) members of the Board, all of whom are Outside Directors and Disinterested Persons. During all times that the Company is subject to Section 16 of the Exchange Act, the Company will take appropriate steps to comply with the disinterested administration requirements of Section 16(b) of the Exchange Act, which will consist of the appointment by the Board of a Committee consisting of not less than two (2) members of the Board, each of whom is a Disinterested Person.

         5. OPTIONS. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          5.1      Form of Option Grant.  Each Option granted under the Plan
                   --------------------
shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

          5.2      Date of Grant.  The date of grant of an Option shall be the
                   -------------
date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

          5.3      Exercise Period.  Options shall be exercisable within the
                   ---------------
times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option shall
                                        --------  -------
be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or
                -------- -------
by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

          5.4      Exercise Price.  The Exercise Price shall be determined by
                   --------------
the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

          5.5      Method of Exercise.  Options may be exercised only by
                   ------------------
delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          5.6      Termination.  Notwithstanding the exercise periods set forth
                   -----------
in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

          (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

          (b) If the Participant is terminated because of Participant's death or Disability (or the Participant dies within three (3) months after termination other than because of Participant's death or Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
               (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability as defined in Code Section 22(e)(3), or (b) twelve (12) months after Termination Date when the Termination is for Participant's death or disability as defined in Code Section 22(e)(3), deemed to be an NQSO as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options.

          5.7      Limitations on Exercise.  The Committee may specify a
                   -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

          5.8      Limitations on ISOs.  The aggregate Fair Market Value
                   -------------------
(determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Amendment and Restatement to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          5.9      Modification, Extension or Renewal.  The Committee may
                   ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them;

provided, however, that the Exercise Price may not be reduced below the minimum
--------  -------
Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

          5.10     No Disqualification.  Notwithstanding any other provision in
                   -------------------
the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

          6.1      Form of Restricted Stock Award.  All purchases under a
                   ------------------------------
Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("RESTRICTED STOCK PURCHASE AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

          6.2      Purchase Price.  The Purchase Price of Shares sold pursuant
                   --------------
to a Restricted Stock Award shall be determined by the Committee and shall be at least 85% of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price shall be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

          6.3      Restrictions.  Restricted Stock Awards shall be subject to
                   ------------
such restrictions (if any) as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

         7.   STOCK BONUSES.

          7.1      Awards of Stock Bonuses.  A Stock Bonus is an award of Shares
                   -----------------------
(which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company (provided that the Participant pays the Company the par value of the Shares awarded by such Stock Bonus in cash) pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent, Subsidiary or Affiliate and/or individual performance factors or upon such other criteria as the Committee may determine.

          7.2      Terms of Stock Bonuses.  The Committee shall determine the
                   ----------------------
number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the "PERFORMANCE PERIOD") for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

          7.3      Form of Payment.  The earned portion of a Stock Bonus may be
                   ---------------
paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Committee shall determine.

          7.4      Termination During Performance Period.  If a Participant is
                   -------------------------------------
Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

         8.   PAYMENT FOR SHARE PURCHASES.
              ---------------------------

          8.1      Payment.  Payment for Shares purchased pursuant to the Plan
                   -------
may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)  by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not
                                --------  -------
              employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided,
                                                                      --------
              further, that the portion of the Purchase Price equal to the par
              -------
              value of the Shares, if any, must be paid in cash.

         (d) by waiver of compensation due or accrued to Participant for services rendered; provided, that the portion of the Purchase
                                 --------
              Price equal to the par value of the Shares, if any, must be paid in cash;

         (e)  by tender of property;

         (f) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

         (g)  by any combination of the foregoing.

          8.2      Loan Guarantees.  The Committee may help the Participant pay
                   ---------------
for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         9.   WITHHOLDING TAXES.

          9.1      Withholding Generally.  Whenever Shares are to be issued in
                   ---------------------
satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

          9.2      Stock Withholding.  When, under applicable tax laws, a
                   -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

         (c) all elections shall be subject to the consent or disapproval of the Committee;

         (d)  if the Participant is an Insider and if the Company is subject to
              Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and

         (e) in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         10.  PRIVILEGES OF STOCK OWNERSHIP.

          10.1      Voting and Dividends.  No Participant shall have any of the
                    --------------------
rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such
                                                        --------
Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no
                      --------  -------
right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 12.

          10.2      Financial Statements.  The Company shall provide financial
                    --------------------
statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11. TRANSFERABILITY. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

         12. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by a Participant following such Participant's Termination at any time within ninety

(90) days after the later of Participant's Termination Date and the date Participant purchases Shares under the Plan, for cash or cancellation of purchase money indebtedness, at: (A) with respect to Shares that are "Vested" (as defined in the Award Agreement), the higher of: (l) Participant's original Purchase Price, or (2) the Fair Market Value of such Shares on Participant's Termination Date, provided, such right of repurchase terminates when the
                  --------
Company's securities become publicly traded; or (B) with respect to Shares that are not "Vested" (as defined in the Award Agreement), at the Participant's original Purchase Price, provided, that the right to repurchase at the original
                         --------
Purchase Price lapses at the rate of at least 20% per year over 5 years from the date the Shares were purchased (or from the date of grant of options in the case of Shares obtained pursuant to a Stock Option Agreement and Stock Option Exercise Agreement) and if the right to repurchase is assignable, the assignee must pay the Company, upon assignment of the right to repurchase, cash equal to the excess of the Fair Market Value of the Shares over the original Purchase Price.

         13. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

         16. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

         17. NO OBLIGATION TO EMPLOY. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         18.  CORPORATE TRANSACTIONS.

          18.1      Assumption or Replacement of Awards by Successor.  In the
                    ------------------------------------------------
event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants),
(b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the
 ------
outstanding shares of the Company), any or all outstanding Awards may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 18.1, such Options shall expire on such transaction at such time and on such conditions as the Board shall determine.

          18.2      Other Treatment of Awards.  Subject to any greater rights
                    -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

          18.3      Assumption of Awards by the Company.  The Company, from time
                    -----------------------------------
to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged

(except that the exercise price and the number and nature of Shares issuable
-------
upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19. ADOPTION AND STOCKHOLDER APPROVAL. This Amendment and Restatement shall become effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC; provided, however, that if the Effective Date does not occur on or before June
--------  -------
30, 1996, this Amendment and Restatement will terminate as of June 30, 1996 having never become effective (the "EFFECTIVE DATE"). The Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after this Plan is adopted by the Board. Upon adoption by the Board, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option
                                       --------  -------
may be exercised prior to initial stockholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. So long as the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

         20. TERM OF PLAN. Unless earlier terminated as provided herein, the Plan will terminate ten (10) years from the date the Plan is adopted by the Board or, if earlier, the date of stockholder approval.

         21. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval
             --------  -------
of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or (if the Company is subject to the Exchange Act or Section 16(b) of the Exchange Act) pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, respectively.

         22. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

              "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

              "AWARD" means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

              "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

              "BOARD" means the Board of Directors of the Company.

              "CODE" means the Internal Revenue Code of 1986, as amended.

              "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

              "COMPANY" means Ultradata Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

              "DISABILITY" means a disability, whether temporary or permanent, partial or total as determined by the Committee.

              "DISINTERESTED PERSON" means a director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

              "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

         (d) if none of the foregoing is applicable, by the Board in good faith.

              "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

              "OUTSIDE DIRECTOR" means any director who is not; (a) a current employee of the Company or any Parent, Subsidiary or Affiliate of the Company;
(b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside
             --------  -------
Director", as used in Section 162(m) of the Code is defined in regulations promulgated under Section 162(m) of the Code, "Outside Director" will have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

              "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

              "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "PARTICIPANT" means a person who receives an Award under the Plan.

              "PLAN" means this Ultradata Corporation 1994 Equity Incentive Plan, as amended from time to time.

              "RESTRICTED STOCK AWARD" means an award of Shares pursuant to
Section 6.

              "SEC" means the Securities and Exchange Commission.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "SHARES" means shares of the Company's Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 18 and any successor security.

              "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

              "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety
           --------
(90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                             ULTRADATA CORPORATION

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                       As Adopted on September 14, 1995
            As Amended on February 8, 1996 and on ___________, 1997


     1. ESTABLISHMENT OF PLAN. Ultradata Corporation, a Delaware corporation (the "COMPANY"), proposes to grant options for purchase of the Company's Common Stock, $0.001 par value, to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "PLAN"). For purposes of this Plan, "PARENT CORPORATION" and "SUBSIDIARY" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE").
The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 200,000 shares of the Company's Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

     2. PURPOSE. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

     3. ADMINISTRATION. This Plan shall be administered by a committee appointed by the Board (the "COMMITTEE") consisting of at least two (2) members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(d) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"). As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of this Plan and the limitations of
Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

       (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period except that employees who are employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") registering the initial public offering of the Company's Common Stock is declared effective by the SEC shall be eligible to participate in the first Offering Period under the Plan;

       (b) employees who are customarily employed for less than twenty (20) hours per week;

       (c) employees who are customarily employed for less than five (5) months in a calendar year;

       (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

     5. OFFERING DATES. The offering periods of this Plan (each, an "OFFERING PERIOD") shall be of six (6) months duration commencing on February 1 and August 1 of each year and ending on July 31 and January 31 of each year; provided,
                                                                  ---------
however, that notwithstanding the foregoing, the first such Offering Period
-------
shall commence on the date on which price quotations for the Company's Common Stock are first available on the Nasdaq National Market (the "FIRST OFFERING DATE") and shall end on July 31, 1996. The first business day of each Offering Period is referred to as the "OFFERING DATE". The last business day of each Offering Period is referred to as the "PURCHASE DATE". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

     6. PARTICIPATION IN THIS PLAN. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's treasury department (the "TREASURY DEPARTMENT") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Treasury Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the Treasury Department not later than the 15th day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

     7. GRANT OF OPTION ON ENROLLMENT. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee's payroll deduction account during such Offering Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock);

provided, however, that the number of shares of the Company's Common Stock
--------  -------
subject to any option granted pursuant to this Plan shall not exceed the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

     8. PURCHASE PRICE. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

       (a)  The fair market value on the Offering Date; or

       (b)  The fair market value on the Purchase Date;

provided, however, that in no event may the purchase price per share of the
-----------------
Company's Common Stock be below the par value per share of the Company's Common Stock.

         For purposes of this Plan, the term "fair market value" means as of any date, the value a share of the Company's Common Stock determined as follows:

         (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The
                                                                            ---
              Wall Street Journal;
              -------------------

         (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                                                    -----------------------

         (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or
                                           -----------------------

         (d) if none of the foregoing is applicable, by the Board in good faith, which in the case of the First Offering Period will be the price determined by the Pricing Committee of the Board for the Common Stock to be sold to the Company's underwriters.

     9. PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

       (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that
                                                      -----------------
for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

       (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Treasury Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the Treasury Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Treasury Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

       (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

       (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

       (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

       (f) During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     10.  LIMITATIONS ON SHARES TO BE PURCHASED.

       (a) No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

       (b) No participant shall be entitled to purchase more than the Individual Share Limitation (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any participant at any single Purchase Date (hereinafter the "INDIVIDUAL SHARE LIMITATION"). When an Individual Share Limitation is set, all participants must be notified of such Individual Share Limitation not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Individual Share Limitation is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

       (c) Participants shall not be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by all participants at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). Unless otherwise set by the Board as set forth above, the Maximum Share Amount for the First Offering Period shall be 100,000 shares, the Maximum Share Amount for the second Offering Period shall be thirty three and one-thirds percent (33-1/3%) of the shares available for issuance following the First Offering Period, the Maximum Share Amount for the third Offering Period shall be fifty percent (50%) of the shares available for issuance following the second Offering Period and the Maximum Share Amount for the fourth Offering Period shall be all of the shares available for issuance following the third Offering Period. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen
(15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above. If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the Maximum Share Amount, then the Company will make a pro rata allocation of the Maximum Share Amount in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

       (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected thereby.

       (e) Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Offering Period, without interest.

     11.  WITHDRAWAL.

       (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Treasury Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least fifteen (15) days prior to the end of an Offering Period.

       (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

     12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided
                                                                     --------
that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     13. RETURN OF PAYROLL DEDUCTIONS. In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

     14. CAPITAL CHANGES. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any
                              -----------------
convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and provided further, that the price per
                                       -------- -------
share of Common Stock shall not be reduced below its par value per share. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation; provided, that the price per share of Common Stock shall not be
             --------
reduced below its par value per share.

     15. NONASSIGNABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. REPORTS. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

     17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     18. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

     19. EQUAL RIGHTS AND PRIVILEGES. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

     20. NOTICES. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. TERM; STOCKHOLDER APPROVAL. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above); provided, however, that if the First Offering Date does not
                --------  -------
occur on or before June 30, 1996, this Plan will terminate as of June 30, 1996 having never become effective. This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     22.  DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     23. CONDITIONS UPON ISSUANCE OF SHARES; LIMITATION ON SALE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     24. APPLICABLE LAW. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

     25. AMENDMENT OR TERMINATION OF THIS PLAN. The Board may at any time amend, terminate or the extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with
Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

         (a)  increase the number of shares that may be issued under this Plan;

         (b) change the designation of the employees (or class of employees) eligible for participation in this Plan; or

         (c) constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

                             ULTRADATA CORPORATION

                              5000 Franklin Drive

                       Pleasanton, California  94588-3354

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert J. Majteles and Philip D. Ranger as proxies, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock, $0.001 par value, of ULTRADATA Corporation (the "Company") held of record by the undersigned on April 15, 1997, at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 21, 1997, and at any continuations or adjournments thereof.

     This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposals 2, 3 and 4 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual Meeting.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE


                                                   ----------------
                                                   SEE REVERSE SIDE
                                                   ----------------

                                                   [X]   Please mark votes
                                                         as in this example.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE BOARD OF DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3 AND 4.

      1.   Election of Directors.

           [_]  FOR all nominees listed    [_]  WITHHOLD AUTHORITY to vote for
                below except as marked.         all nominees.

 TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                              THAT NOMINEE'S NAME:

     Nigel P. Gallop, John F. Carlson, M.M. Stuckey, Robert J. Majteles,
                            and Lawrence M. Howell

      2.   Proposal to approve the           FOR        AGAINST        ABSTAIN
           amendment to the 1994 Equity      [_]          [_]            [_]
           Incentive Plan.

      3.   Proposal to approve the           FOR        AGAINST        ABSTAIN
           amendment to the 1995             [_]          [_]            [_]
           Employee Stock Purchase Plan.

      4.   Proposal to ratify the            FOR        AGAINST        ABSTAIN
           appointment of KPMG Peat          [_]          [_]            [_]
           Marwick LLP as independent
           auditors for 1997.

           In accordance with their judgment, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.


This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

     Signature:  _______________________________  Date:__________________, 1997

     Signature:  _______________________________  Date:__________________, 1997

                                 (Reverse Side)

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN
  THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.